Barclays Capital Financial Services Conference Roy Guthrie Executive Vice President, Chief Financial Officer May 6, 2009 Exhibit 99.1

Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s Quarterly Report on Form 10-Q for the
quarter ended February 28, 2009, and the Company’s Annual Report on Form 10-K for the year ended November 30,
2008, which are on file with the SEC and available on the Company’s website at www.discoverfinancial.com.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-
looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the
Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business –
Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial
Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended November 30,
2008, and “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2009, which are on file with the SEC.
Certain historical financial information about the Company that we have included in this presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during the periods presented.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover®, PULSE®, Cashback Bonus®, Discover® Network
and Diners Club International®.  All other trademarks, trade names and service marks included in this presentation are the property of their respective owners.

DISCOVER FINANCIAL SERVICES

DISCOVER CARD

DISCOVER NETWORK

pulse

DISCOVER BANK

Diners Club INTERNATIONAL

Company Overview
(1)
•
Leading cash rewards program
•
6
th
largest U.S. issuer
•
Over $49Bn in managed receivables
•
$109Bn volume
•
4,500+ issuers
•
$28Bn deposit base
•
$1.8Bn personal and student loans
•
$100Bn volume
•
30+ issuers
Note(s):
1. Balances as of February 28, 2009; volume based on the trailing four quarters ending 1Q09
2. Includes volume prior to acquisition
•
$27Bn volume
(2)
•
49 licensees
•
185 countries/territories

Broaden consumer relationships
Build global network
Further strengthen foundation
Acceptance
DFS
Volume
• Discover Card
• Third-Party
• U.S. acceptance
• Diners Club
• PULSE
Discover’s Strategy
DFS
Financial wallet share
Card wallet share
• Brand preference
• Products/features
• Customer experience
• Prime lending
• Deposits
People/
culture
Expense
base
Funding/
capital

Manage conservatively in a challenging environment
• Superior credit performance vs. competitors
• Conservative loan growth
• Increase net interest margin and revenues
• Reduce expenses
• Focus on capital/liquidity/funding
Build for the future
• Continue to grow direct-to-consumer deposit business
• Leverage Discover brand and leading Rewards program
• Increase acceptance to drive higher sales and card utility
• Grow and integrate Diners Club/PULSE/Discover networks
• Remain conservative on liquidity and capital
Performance Priorities

Discover Card:  Controlled Growth
and Differentiated Credit Quality
Managed Card Receivables Growth
2005-2008 CAGR Managed Net Charge-off Rate – 1Q09
3.0%
3.3%
6.2%
9.9%
10.2%
1.9%
DFS COF BAC C AXP JPM
6.6%
7.7%
8.4%
8.5%
8.9%
9.2%
DFS JPM COF AXP C BAC
Note(s)
1. Quarter ending February 28, 2009; U.S. credit card receivables
2. Card Services segment
3. U.S. Card
4. Citi Branded Cards
Note(s)
1. Based on calendar year
2. Global Cards segment
3. Credit Cards segment (includes U.S. and international consumer cards, excludes business cards); pro forma of BAC and MBNA (MBNA acquired in 1Q06)
4. Global Consumer Cards segment
5.
Worldwide
Lending
6. Card Services; includes WaMu portfolio acquisition (4.4% growth excluding WaMu)
(2) (6) (3) (4) (5)
(1) (3) (3) (3) (4) (2)
(1)

Customer Profile
Demographic Profile
Source 2008 TNS Card Research
73%
88%
44%
43%
68%
82%
33%
37%
Married Homeowner College Graduate Income > $75K
Discover Other Issuers
Rewards
•
Highest levels of
customer satisfaction
•
Highest stated intent to
keep primary
Customer
Satisfaction
Loyalty
•
Leader in cash rewards
•
Highest household
ownership of cash
rewards cards
•
Longest cardholder
retention
•
Among highest to
recommend
Source TNS State of Card Market Report, 2008

44%
22%
16%
14%
7%
6%
DFS JPM C AXP BAC COF
6%
4% 4% 4%
82%
Cash Points Gas Airline
Miles
Other
Cash Rewards
Reward Preference
(1)
(%) Cash Rewards Market Share
(2)
Note(s)
1. Percent that chose reward type “I like a lot” over all other types (ties included)
2. Household ownership of cash rewards cards; percentages add to more than 100% due to household use of multiple brands
Source Millward Brown 2008 A&U
Source 2008 TNS Consumer Card Research

DFS Portfolio Positioning
79%
73%
60%
58%
46%
55%
DFS C BAC AXP JPM COF
10%
13%
12%
15%
14%
17%
6% 6%
7%
8%
9%
16%
18%
19%
22%
26%
6%
22%
DFS JPM COF C BAC AXP
Florida
California
Geography
(1)
Tenure
(1)
Source:
1. Master Trust Receivables; Trust Data as of: Discover: May-08, Citi: Mar-08, BoA: Mar–08, AMEX: Aug-08, Chase: Sep-08, Capital One: Mar-08
2. Internal Data
Rent,
Other
20%
Own
Outright
26%
Mortgages
54%
ARM Non-
Prime
4%
ARM Prime
14%
Fixed Non-
Prime
7%
Fixed
Prime
75%
Mortgage
(2)
Homeownership
(2)

DISCOVER FINANCIAL SERVICES

1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

0%
50%
100%
150%
200%
Unemployment and Underemployment Rates
Current Environment
Source Bureau of Labor Statistics; recessions shaded
Source  The Conference Board
Consumer Confidence
0%
4%
8%
12%
16%
Unemployment Unemployed plus Underemployed (Persons Working Part-Time due to Economic Reasons)

11 Economic Stress Unemployment Rate – By State March 2008 March 2009 4% to 5% 5% to 6% 6% to 7% 7% to 9% 9% to 11% >11% Unemployment Rate Source Bureau of Labor Statistics

0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
1Q04 1Q05 1Q06 1Q07 1Q08 1Q09
DFS (FY) Industry
Strong Relative Credit Performance
Source Company Filings
Managed Net Charge-off Rate
Managed Net
Charge-off Rate – YOY %
Note(s)
1. Includes most relevant reporting segments of JPM, C, BAC, COF and AXP
-60%
-40%
-20%
0%
20%
40%
60%
80%
1Q04 1Q05 1Q06 1Q07 1Q08 1Q09
DFS (FY) Industry
Source Company Filings
(1)
(1)

Loan Loss Provisions
Total Provision Change (MM)
113
165
$582
$754
$1,106
$1,334
829
595
641
691
300
339
(14)
115
2Q08 3Q08 4Q08 1Q09
Net Charge-offs Reserve Build
ABS Maturities
Loss Guidance Update
• 2Q09 managed charge-off rate
estimated to be approximately 8%
• Will continue to build reserves
reflecting credit conditions
(1)
Note(s)
1. ABS maturities funded on-balance sheet

DISCOVER FINANCIAL SERVICES

Diners Club
INTERNATIONAL
pulse
DISCOVER
NETWORK

2005 2006 2007 2008
$143
$163
$186
$221
10.2%
1.7%
2.4%
NM
2005 2006 2007 2008
Network Volumes and Profit Contribution
CAGR = 16%
Note(s)
1. Not meaningful; Discover Third-Party Payments had a loss in FY2005
Network Volumes (Bn)
Third-Party Payments PBT
as % of DFS Total
(1)

DISCOVER FINANCIAL SERVICES

DISCOVER
NETWORK
pulse
Diners Club
INTERNATIONAL

Network Interoperability Targets
Global ATM
acceptance for
Diners Club cards
2009
Diners Club cards accepted
at Discover Network
locations in North America
2010 2011
Discover Network
cards live in
international markets

Funding and Liquidity
Funding Mix (%) Contingent Liquidity (Bn)
5.1
8.3
2.4
1.5
2.5
2.4
4.5
$16.7
$10.0
  June 07 Spin-off 1Q09
Fed Discount Window
Committed Credit
ABCP Open Lines
Liquidity Reserve
54%
41%
35%
39%
5%
13%
7%
6%
  June 07 Spin-off 1Q09
Other
Direct-to-Consumer Deposits
Brokered Deposits
ABS
(1)
Note(s)
1. $750MM will expire in each of the second and third quarters of 2009

Deposits
Period End Balances (Bn)
Note(s)
1. Deposits sourced through broker dealers and sweeps programs
2. Includes deposits originated through affinity relationships
Brokered and Direct-to-Consumer
(2)
(1)
20.9
22.1
22.3
21.3
3.8
4.8
6.1
7.0
$24.6
$26.9
$28.5 $28.3
2Q08 3Q08 4Q08 1Q09
Total Brokered Deposits Total Direct-to-Consumer

8.8%
6.4%
4.8%
DFS AXP COF
Capital Ratios – 1Q09
Tangible Common Equity
to Tangible Managed Assets
Tier 1 Capital Ratio
11.4%
14.8%
17.1%
DFS AXP COF
Note(s)
1. Derived from company reports
(1)
Note(s)
1. Discover pro forma at 2/28/09 includes TARP CPP funds of $1.2Bn received in 2Q09
(1)

Actions to further strengthen our balance sheet
• Reserve additions
• Dividend reduced to $.02 per share
• Capital Purchase Program proceeds in 2Q09
• Antitrust litigation settlement proceeds
Build for the future
• Continue to grow direct-to-consumer deposit business
• Leverage Discover brand and leading Rewards program
• Increase acceptance to drive higher sales and card utility
• Grow and integrate Diners Club/PULSE/Discover networks
• Remain conservative on liquidity and capital
2009 Outlook

Barclays Capital Financial Services Conference Roy Guthrie Executive Vice President, Chief Financial Officer May 6, 2009